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                                                                   Exhibit 10.36

                FOURTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE
          (Applied Molecular Evolution, Inc. - 11095 Flintkote Avenue)


                  This FOURTH AMENDMENT TO STANDARD INDUSTRIAL NET LEASE is executed as of August 4, 2003, by and between JBC SORRENTO WEST, LLC, a California limited liability company ("Landlord"), and APPLIED MOLECULAR EVOLUTION, INC., a Delaware corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

                  A. Landlord and Tenant have heretofore entered into that certain Standard Industrial Net Lease dated November 20, 2000, as amended by that certain First Amendment to Standard Industrial Net Lease dated October 1, 2002, and by that certain Second Amendment to Standard Industrial Net Lease dated November 14, 2002, and by that certain Third Amendment to Standard Industrial Net Lease dated March 14, 2003 (the "Third Amendment") (collectively, the "Lease"), for the lease of premises located at 11095 Flintkote Avenue, San Diego, California 92121 (the "Premises").

                  B. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth herein.

                  C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

                                    AMENDMENT

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

                  1. SUITE E DELIVERY DATE. The parties acknowledge that the Delivery Date, as defined in Section 5(c) of the Third Amendment, was July 16, 2003. Tenant agrees to waive its right to terminate the Third Amendment under
Section 5(c) thereof, and accordingly Section 5(c) of the Third Amendment is hereby deleted in its entirety.

                  2. RENT START DATE. To compensate Tenant for the delay in delivering Suite E, the parties agree that the Suite E component of Minimum Monthly Rent (Section 2 of the Third Amendment) shall be August 1, 2003. Accordingly, the chart setting forth the Minimum Monthly Rent in Section 2 of the Third Amendment should be revised as follows:

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                        (a) The words "Through March 31, 2003" are hereby
deleted and replaced with the words "Through July 31, 2003".

                        (b) The words "Delivery Date through December 31, 2003" are hereby deleted and replaced with the words "August 1, 2003 through December 31, 2003."

                  3. PRO RATA SHARE. Section 3 of the Third Amendment is hereby deleted in its entirety and replaced with the following:

                        3. PRO RATA SHARE. As of August 1, 2003, Tenant's Pro Rata Share of Operating Costs (Section 1.6) shall be 13.9%.

                  4. FACSIMILE SIGNATURE. The facsimile signature(s) of one or more parties delivered to the other party or parties shall constitute delivery of this Amendment.

                  5. COUNTERPARTS. This Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as but a single instrument.

                  6. NO OTHER CHANGE. Except as otherwise expressly set forth in this Amendment, all of the terms and conditions of the Lease remain unchanged and in full force and effect.


                  IN WITNESS WHEREOF, this Fourth Amendment to Standard Industrial Net Lease is executed as of the date first above written.

                             "LANDLORD"

                             JBC SORRENTO WEST,
                             a California limited liability company

                             By: /s/ William Tribolet
                                 --------------------------------------
                             Print Name: William Tribolet
                                         ------------------------------
                                               Authorized Signatory

                             By: /s/ Harry A. Collins
                                ---------------------------------------
                             Print Name:   Harry A. Collins
                                         ------------------------------
                                               Authorized Signatory

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                             "TENANT"

                             APPLIED MOLECULAR EVOLUTION, INC.,
                             a Delaware corporation

                             By:  /s/ Lawrence E. Bloch
                                  -----------------------------------
                             Name:  Lawrence E. Bloch, M.D., J.D.
                                   ----------------------------------
                             Title:  CFO
                                    ---------------------------------


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